UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2018

LEAF GROUP LTD.

(Exact name of Registrant as specified in its charter)

Delaware	001-35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1655 26th Street Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 656-6253

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors (the “Audit Committee”) of Leaf Group Ltd. (the “Company”), with the assistance of the Company’s management, conducted a competitive auditor review and selection process in order to select the firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The Audit Committee invited several firms to participate in this review process. As a result of this process, the Audit Committee made the decision to dismiss PricewaterhouseCoopers LLP (“PWC”) as its independent registered public accounting firm on March 22, 2018, and informed PWC that they were dismissed on March 23, 2018.

PWC’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2017 and 2016 did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of PWC on the effectiveness of internal control over financial reporting as of December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2017 and 2016, respectively, and the subsequent interim period through March 23, 2018, there were (i) no disagreements between the Company and PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PWC with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that PWC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of PWC’s letter, dated March 28, 2018, is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

On March 22, 2018, the Audit Committee also appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, subject to a non-binding advisory ratification vote by the Company’s stockholders at the Company’s annual stockholder meeting (the “Annual Meeting”). During the fiscal years ended December 31, 2017 and 2016, respectively, and the subsequent interim period through March 22, 2018, neither the Company nor anyone acting on its behalf has consulted with Deloitte on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit.

Exhibit 16.1	Letter of PricewaterhouseCoopers LLP dated March 28, 2018 to the SEC regarding statements included in this Form 8-K.

Exhibit Index

Exhibit No.	Description

Exhibit 16.1	Letter of PricewaterhouseCoopers LLP dated March 28, 2018 to the SEC regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAF GROUP LTD.

Date: March 28, 2018	By:	/s/ Jantoon Reigersman
Jantoon Reigersman
Chief Financial Officer